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                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - MAY 31, 2010

                                                                  AMOUNT OF    % OF      % OF
                                     OFFERING        TOTAL         SHARES    OFFERING  FUNDS
    SECURITY    PURCHASE/  SIZE OF   PRICE OF      AMOUNT OF      PURCHASED  PURCHASED   TOTAL
   PURCHASED   TRADE DATE OFFERING    SHARES       OFFERING        BY FUND    BY FUND   ASSETS        BROKERS       PURCHASED FROM
-------------- ---------- -------- ------------ ----------------- --------- ---------- ------- -------------------- ---------------
  Puerto Rico   01/28/10     --    $     96.909 $1,823,757,271.00 4,800,000    0.26%    0.63%   Citi, BofA Merrill     Citigroup
   Sales Tax                                                                                   Lynch, Barclays
   Financing                                                                                  Capital, Goldman,
  Corporation                                                                                 Sachs & Co., J.P.
                                                                                                Morgan, Morgan
                                                                                                 Stanley, RBC
                                                                                               Capital Markets,
                                                                                                UBS Financial
                                                                                                   Services
                                                                                               Incorporated of
                                                                                              Puerto Rico, Wells
                                                                                              Fargo Securities,
                                                                                              BBVARPR, FirstBank
                                                                                                 Puerto Rico
                                                                                             Securities, Popular
                                                                                                 Securities,
                                                                                                  Santander
                                                                                              Securities, Scotia
                                                                                                   Capital

  Puerto Rico   05/20/10     --    $    103.968 $  316,920,000.00 2,000,000    0.63%    0.27%   J.P. Morgan, Citi,    JP Morgan
    Electric                                                                                    Morgan Stanley,
      Power                                                                                  Barclays Capital,
   Authority                                                                                 BofA Merrill Lynch,
  5.250% due                                                                                   Goldman Sachs &
   7/1/2040                                                                                  Co., Ramirez & Co.
                                                                                               Inc., Raymond
                                                                                             James, RBC Capital
                                                                                                Markets, UBS
                                                                                             Financial Services
                                                                                              Incorporated of
                                                                                             Puerto Rico, Wells
                                                                                             Fargo Securities,
                                                                                                BBVAPR MSD,
                                                                                              FisrtBank Puerto
                                                                                              Rico Securities,
                                                                                             Oriental Financial
                                                                                             Services, Popular
                                                                                                Securities,
                                                                                            Santander Securities

    City of     05/26/10     --    $     100.000 $  403,845,000.00 3,150,000    0.78%    0.42%    J.P. Morgan, BofA     JP Morgan
  Farmington,                                                                                  Merrill Lynch,
  New Mexico                                                                                   Citi, Morgan
  Pollution                                                                                    Stanley, Wells
    Control                                                                                   Fargo Securities,
   Revenue                                                                                     KeyBanc Capital
                                                                                              Markets, SunTrust
                                                                                              Robinson Humphrey,
                                                                                            Southwest Securities
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